UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      October 1, 2003

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Dismissal of previous independent accountants

         (i) On October 1, 2003, the Audit Committee of Monarch Casino & Resort, Inc., or Monarch, elected not to engage Deloitte & Touche LLP, or Deloitte, as Monarch's independent public accountants for the current year's audit.

         (ii) The reports of Deloitte on the financial statements of Monarch for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii)    The action not to engage Deloitte was taken by the Audit
                  Committee.

         (iv) During the two most recent fiscal years and through October 1, 2003, there have been no disagreements between Monarch and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter thereof in its report on Monarch's financial statements for such periods.

         (v) During the two most recent fiscal years and through October 1, 2003, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         (vi) At the request of Monarch, Deloitte furnished a letter addressed to the SEC stating that it agrees with the above statements. A copy of such letter, dated October 7, 2003, is filed as Exhibit 16 to this Form 8-K.

(b)      Engagement of new independent accountants.

         (i) Monarch's Audit Committee engaged Ernst & Young LLP as Monarch's new independent accountants as of October 1, 2003. During the two most recent fiscal years and through October 1, 2003, Monarch has not consulted with Ernst & Young LLP regarding the matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16 (1) Deloitte & Touche LLP Letter Dated October 7, 2003






                                     -2-
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MONARCH CASINO & RESORT, INC.


Date:    October 8, 2003                     By: /s/ Ben Farahi
                                              -------------------------------
                                          Name:   Ben Farahi
                                          Title:  Chief Financial Officer,
                                                  Treasurer and Secretary












































                                     -3-
                                                                    EXHIBIT 16


October 7, 2003


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, NW
Washington, DC 20549


Dear Sirs / Madams:

We have read Item 4(a) of Monarch Casino & Resort, Inc.'s Form 8-K, dated October 1, 2003, and we agree with the statements made therein except for item 4(a)i and item 4(a)iii, to which we have no basis to agree or disagree.


Yours truly,


By: /S/ Deloitte & Touche LLP
    -------------------------
        DELOITTE & TOUCHE LLP